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[MEDICAL ASSURANCE LOGO]                                            NEWS RELEASE

                                                   For More Information Contact:

                                                                 Frank B. O'Neil
                                    Sr. Vice President, Corporate Communications
                                   205-877-4460 o 800-282-6242 o foneil@maih.com


MEDICAL ASSURANCE ESTABLISHES SHARE EXCHANGE RATIO FOR PROFESSIONALS GROUP TRANSACTION

BIRMINGHAM, AL -- (BUSINESS WIRE) -- June 25, 2001 -- Medical Assurance, Inc. (NYSE:MAI) announced today that the share exchange ratio to be used in the "Combination Election" in its transaction with Professionals Group will be .897 shares of ProAssurance Corporation (NYSE:PRA) for each share of Professionals Group (NASDAQ:PICM). The exchange ratio was fixed using the average closing price of Medical Assurance's shares over the twenty trading days ending at the close of trading today, which was $15.61.

Medical Assurance and Professionals Group are consolidating to form ProAssurance Corporation, a new holding company with insurance operations centered around The Medical Assurance Company, Inc., ProNational Insurance Company and MEEMIC Insurance Company. The transaction is expected to close, as scheduled, on Wednesday, June 27th. The newly formed company, ProAssurance Corporation, will begin trading on the New York Stock Exchange on Thursday, June 28th under the symbol PRA.

Shareholders of Professionals Group may choose either the Combination Election of $13.47 in cash and .897 of a share of ProAssurance stock, or the Cash Election of $27.47, for each share of Professionals Group stock they own. Shareholders have until 5:00 PM EDT on Wednesday, June 27th to deliver their elections to Mellon Investor Services at the address specified in the Proxy Statement.

This news release contains historical information, as well as forward-looking statements that are based upon Medical Assurance's estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The Company's expectations regarding the timing, financing, closing, and effects of the consolidation may be beyond the Company's control and thus difficult to predict.

There are numerous important factors that could cause actual results to differ materially from those in the forward-looking statements. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents filed by Medical Assurance and ProAssurance Corporation with the Securities and Exchange Commission, including Medical Assurance's Form 10K for the year ended December 31, 2000 and the ProAssurance Form S-4 Registration Statement (Registration No. 333-49378).

In view of the many uncertainties inherent in the forward-looking statements made in this document, the inclusion of such information should not be taken as representation by the Company or any other person that Medical Assurance's objectives or plans will be realized.


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[MEDICAL ASSURANCE LOGO]                                  NEWS RELEASE CONTINUES


Investors and shareholders are encouraged to read the ProAssurance Registration Statement (Registration No. 333-49378) because it contains information regarding the consolidation and their legal rights. Investors and shareholders can obtain a free copy of the Registration Statement from the ProAssurance website, www.proassurance.com. The Registration Statement, as well as documents filed by Medical Assurance with the Securities and Exchange Commission are also available from the Securities and Exchange Commission's website at www.sec.gov. All documents are available without charge upon request to:

                             Medical Assurance, Inc.
                               100 Brookwood Place
                            Birmingham, Alabama 35209
                           Attention: Frank B. O'Neil
                          205-877-4460 or 800-282-6242


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